AMENDMENT NO. 5 TO MANAGEMENT AGREEMENT

                                     BETWEEN

                            INTEGRAMED AMERICA, INC.

                                       AND

                       FERTILITY CENTERS OF ILLINOIS, S.C.



         THIS AMENDMENT NO. 5 TO MANAGEMENT AGREEMENT, dated as of March 5, 1998 by and between IntegraMed America, Inc., a Delaware corporation, with its principal place of business at One Manhattanville Road, Purchase, New York 10577 ("INMD") and Fertility Centers of Illinois, S.C., an Illinois medical corporation, with its principal place of business at 3000 North Halsted Street, Suite 509, Chicago, Illinois 69657 ("FCI").

                                    RECITALS:

         INMD and FCI entered into a Management Agreement dated February 28, 1997 (the "Management Agreement"), as amended, with an effective date of August 19, 1997 ("Effective Date");

         INMD is willing to grant to each of Brian Kaplan, M.D., Aaron S. Lifchez, M.D., Jacob Moise, M.D. and Jorge Valle, M.D. , the stockholders of FCI ("Stockholders"), warrants to acquire 15,000 shares, respectively, of INMD Common Stock (the "Warrants") at a price equal to the closing price of INMD Common Stock on March 5, 1998 and with an expiration date of the Warrants that is five (5) years from March 5, 1998.; provided, the Stockholders cause FCI agree to amend the Management Agreement so as to extend the term from 20 years to 25 years; and

         FCI, based on approval of Stockholders, is willing to extend the Management Agreement for five (5) years so as to expire twenty-five (25) years from the Effective Date.

         NOW THEREFORE, in consideration of the mutual promises and covenants herein contained, and as contained in the Management Agreement, INMD and FCI agree as follows:

         1. The first sentence of Section 7.2 of The Management Agreement is hereby deleted and the following sentence is hereby substituted therefor:

                  "The term of this Agreement shall begin on the Closing date and shall expire twenty-five (25) years after such date unless earlier terminated pursuant to Article 8, below."

         2. All other provisions of the Management Agreement, as amended, not in conflict with this Amendment No. 5 remain in full force and effect.


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         3. This  Amendment  No. 5 may be  executed  in any number of  separate counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties have signed this Amendment No. 5 the date first above written.


INTEGRAMED AMERICA, INC.



By:/s/ Dwight P. Ryan
   -------------------------------
   Dwight P. Ryan, Vice President




FERTILITY CENTERS OF ILLINOIS, S.C.



By:/s/ Aaron S. Lifchez
   -------------------------------
   Aaron S. Lifchez, President